First Quarter 2025 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q1 2025 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Rohit Verma President & Chief Executive Officer 3 Q1 2025 FINANCIAL RESULTS

Countries 70 Employees 10,000+ 50,000+ Field Resources $20B+ Claims Managed Annually Global Reach; Trusted Partner Q1 2025 FINANCIAL RESULTS

Increasing weather volatility continues to drive global demand in weather-related claims Gaining market share within fragmented U.S. independent loss adjusting market Industry-leading expertise and technology capabilities enhancing market share Growing and strengthening strategic partnerships across business segments Increased presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Multiple Growth Drivers Benefitting Crawford Q1 2025 FINANCIAL RESULTS

6

First Quarter 2025 Highlights

- **Consolidated revenue growth of 3.4% YoY**
  - Revenue growth in North America Loss Adjusting, International Operations and Broadspire segments
- **Margin expansion and improved profitability** in North America Loss Adjusting, International Operations, and Platform Solutions
  - **Consolidated operating margin improved** by 170 bps
- **Gross profit increased in all segments**
- **Operating earnings increase of 47% YoY**
  - **International Operations and Platform Solutions operating earnings more than doubled** reflecting increased storm activity and operating leverage
- **Paid quarterly dividend** of $0.07 per share
- **Strong balance sheet and liquidity**
  - **Leverage ratio remains low** at 1.90x EBITDA

YoY Revenue Growth


$301.7M
$312.0
Q1 '24
Q1 '25

YoY Adjusted Operating Earnings*


$12.1M
$17.8M
Q1 '24
Q1 '25

* See Appendix for non-GAAP explanation and reconciliation

Crawford | Q1 2025 FINANCIAL RESULTS

Q1 ‘24 Q1 ‘25 Non-weather-related revenue Weather-related revenue (US CAT, USLA, Australia) Balanced Revenue Model with Weather and Non-Weather Growth Drivers U.S. Severe Storm Reports1,2 1 National Oceanic and Atmospheric Administration (NOAA) Storm Prediction Database, May 2, 2025 2 Preliminary data Q1 2025 FINANCIAL RESULTS Q1 ‘24 Q1 ‘25 +74% 2,048 3,569 Consolidated Weather-Related vs. Non-Weather-Related Revenue $301.7M $312.0M +3.4% +2.5% +5.9%

Our Capital Allocation Strategy Investing in long-term growth through Cap Ex and M&A  Strong liquidity Leverage ratio significantly below industry average at 1.90x EBITDA Paid quarterly dividend of $0.07 per share for CRD-A and CRD-B Q1 2025 FINANCIAL RESULTS Committed to Industry-Leading Financial Strength and Employing a Disciplined Approach to Capital Allocation

OPERATIONAL UPDATE Bruce Swain, Chief Financial Officer Q1 2025 FINANCIAL RESULTS 9

10

First Quarter 2025 Revenue Contribution

North America Loss Adjusting
26%

Comprised of the Following North American Service Lines:

- USLA
  - US GTS
  - US Field Ops
- Canada Loss Adjusting
- Canada TPA
- Canada Contractor Connection
- Edjuster
- Alternative Inspection Solutions

International Operations
33%

Comprised of All Service Lines Outside of North America:

- UK
- Europe
- Australia
- Asia
- Latin America
- Legal Services

Broadspire (U.S.-only)
31%

Third Party Administration for:

- Workers' Compensation
- Auto and Liability Claims
- Medical Management
- Disability
- Technology Services
- Accident and Health

Platform Solutions (US-only)
10%

Comprised of the Following Service Lines:

- Contractor Connection
- Networks
  - Catastrophe
- Subrogation (Praxis)

Crawford | Q1 2025 FINANCIAL RESULTS

Revenue increased 3% U.S. GTS revenues increased 12% YoY U.S. Field Ops revenues increased 3% YoY Operating earnings increased by 22% YoY Operating margin expanded 108 bps Destination for high caliber and specialized insurance adjusting talent North America Loss Adjusting First Quarter 2025 Results Revenues $79.7M Operating Earnings $5.5M 11 Q1 2025 FINANCIAL RESULTS

Revenue growth of 6% or 9% when measured in constant currency Strong performance with revenues increasing more than 10% in UK, Europe and Asia Operating earnings more than doubled YoY Operating margin expanded 159 bps Segment turnaround continues driven by strategy to improve pricing, productivity, and new business growth International Operations First Quarter 2025 Results Revenues $104.4M Operating Earnings $3.5M 12 Q1 2025 FINANCIAL RESULTS

Broadspire First Quarter 2025 Results Revenues $96.4M $12.2M Operating Earnings 13 Q1 2025 FINANCIAL RESULTS Revenue growth of 2.2% with growth across all service lines driven by new business growth and pricing Operating earnings decreased YoY related to increased expenses associated with intentional staffing additions to support expected revenue growth Significant new client wins Retention rate of 97.5%

Platform Solutions First Quarter 2025 Results Revenues $31.5M Operating Earnings $2.9M 14 Q1 2025 FINANCIAL RESULTS Revenue down slightly YoY Increased storm activity occurred late in the quarter Operating earnings growth of 163% YoY Driven by improved flow-through in Networks line Operating margin expansion of 579 bps Reflects effective cost management and improved operational efficiency

FINANCIAL UPDATE Bruce Swain, Chief Financial Officer Q1 2025 FINANCIAL RESULTS 15

Q1 2025 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Unaudited ($ in millions, except per share amounts) March 31, 2025 March 31, 2024 % Change Revenues $312.0 $301.7 3% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $316.5 $301.7 5% Net Income Attributable to Shareholders of Crawford & Company $6.7 $2.8 139% Diluted Earnings per Share CRD-A $0.13 $0.06 117% CRD-B $0.13 $0.06 117% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.21 $0.13 62% CRD-B $0.21 $0.13 62% Adjusted Operating Earnings (1) $17.8 $12.1 47% Adjusted Operating Margin (1) 5.7% 4.0% 170 bps Adjusted EBITDA (1) $26.8 $20.6 30% Adjusted EBITDA Margin (1) 8.6% 6.8% 176 bps Q1 2025 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) Mar 31, 2025 December 31, 2019 Dec 31, 2024 December 31, 2018 Change Change Cash and cash equivalents $ 57,367 $ 55,412 $ 1,955 Accounts receivable, net 134,140 142,064 (7,924) Unbilled revenues, net 136,596 131,080 5,516 Total receivables 270,736 273,144 (2,408) Goodwill 76,374 76,368 6 Intangible assets arising from business acquisitions, net 72,023 74,545 (2,522) Deferred revenues 59,504 59,685 (181) Pension liabilities 20,471 21,084 (613) Short-term borrowings and current portion of finance leases 41,295 17,822 23,473 Long-term debt, less current portion 205,274 200,315 4,959 Total debt 246,569 218,137 28,432 Total stockholders' equity attributable to Crawford & Company 160,588 157,210 3,378 Net debt (1) 189,202 162,725 26,477 Q1 2025 FINANCIAL RESULTS

Net Debt and Pension Liability $189.2M Net debt at $189.2 million $137.3M Leverage Ratio of 1.90x EBITDA at end of Q1 ‘25 $20.5M Pension liability at $20.5 million $74.3M Funded Ratio of US pension plan is 92.2% at end of Q1 ‘25 Q1 2025 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2025 2019 2024 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 6,684 $ 2,837 $ 3,847 Depreciation and Other Non-Cash Operating Items 11,657 10,378 1,279 Contingent Earnout Adjustments 363 151 212 Billed Receivables Change 6,002 6,312 (310) Unbilled Receivables Change (8,045) (9,511) 1,466 Change in Accrued Compensation, 401K, and Other Payroll (25,913) (31,987) 6,074 Other Working Capital Changes (4,671) 2,017 (6,688) Cash Flows from Operating Activities (13,923) (19,803) 5,880 Property & Equipment Purchases, net (994) (1,541) 547 Capitalized Software (internal and external costs) (8,329) (8,009) (320) Free Cash Flow(1) $ (23,246) $ (29,353) $ 6,107 Q1 2025 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $6.2 million in Q1 ‘25 compared to corporate costs of $8.0 million in Q1 ‘24 Variance was primarily due to decreases in self-insurance expense and professional fees. Non-service Pension Costs During Q1 ‘25 non-service pension costs were $2.3 million compared to $2.5 million in Q1 ’24 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Contingent Earnout  Adjustment Recognized pre-tax contingent earnout cost totaling $0.4 million for Q1 ’25 compared to $0.2 million in Q1 ‘24 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q1 ‘25 Crawford paid a $0.07 dividend per share for CRD-A and CRD-B Share Repurchases No shares were repurchased in Q1 ‘25 Approximately 1.1 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization Q1 2025 FINANCIAL RESULTS

Financial strength and liquidity provide flexibility to pursue market opportunities Capitalizing on the changing landscape due to climate change and demographic shifts Leading the industry with next generation Insurtech capabilities Leveraging strong relationships to enhance market position Summary Q1 2025 FINANCIAL RESULTS

Appendix: Segment Results and Non-GAAP Financial Information Q1 2025 FINANCIAL RESULTS 22

North America Loss Adjusting Three months ended Unaudited (in thousands, except percentages) March 31, 2025 March 31, 2024 Variance Revenues $79,740 $77,365 3.1% Direct expenses 63,913 62,853 1.7% Gross profit 15,827 14,512 9.1% Indirect expenses 10,351 10,033 3.2% Operating earnings $5,476 $4,479 22.3% Gross profit margin 19.8% 18.8% 1.0% Operating margin 6.9% 5.8% 1.1% Total cases received 89,265 61,937 44.1% Full time equivalent employees 2,078 2,046 1.6% Q1 2025 FINANCIAL RESULTS

International Operations Three months ended Unaudited (in thousands, except percentages) March 31, 2025 March 31, 2024 Variance Revenues $104,394 $98,092 6.4% Direct expenses 85,473 82,111 4.1% Gross profit 18,921 15,981 18.4% Indirect expenses 15,465 14,291 8.2% Operating earnings $3,456 $1,690 104.5% Gross profit margin 18.1% 16.3% 1.8% Operating margin 3.3% 1.7% 1.6% Total cases received 117,305 135,652 (13.5)% Full time equivalent employees 3,539 3,611 (2.0)% Q1 2025 FINANCIAL RESULTS

Broadspire Three months ended Unaudited (in thousands, except percentages) March 31, 2025 March 31, 2024 Variance Revenues $96,384 $94,298 2.2% Direct expenses 71,885 69,993 2.7% Gross profit 24,499 24,305 0.8% Indirect expenses 12,296 11,501 6.9% Operating earnings $12,203 $12,804 (4.7)% Gross profit margin 25.4% 25.8% (0.4)% Operating margin 12.7% 13.6% (0.9)% Total cases received 137,463 135,698 1.3% Full time equivalent employees 2,764 2,669 3.6% Q1 2025 FINANCIAL RESULTS

Platform Solutions Three months ended Unaudited (in thousands, except percentages) March 31, 2025 March 31, 2024 Variance Revenues $31,514 $31,899 (1.2)% Direct expenses 23,696 24,668 (3.9)% Gross profit 7,818 7,231 8.1% Indirect expenses 4,891 6,116 (20.0)% Operating earnings $2,927 $1,115 162.5% Gross profit margin 24.8% 22.7% 2.1% Operating margin 9.3% 3.5% 5.8% Total cases received 41,486 74,902 (44.6)% Full time equivalent employees 753 842 (10.6)% Q1 2025 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q1 2025 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q1 2025 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   Unaudited (in thousands) March 31, 2025   March 31, 2024   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 185,862 59.6% $ 179,721 59.6%   U.K. GBP 44,342 14.2% 40,255 13.4%   Canada CAD 21,776 7.0% 23,841 7.9%   Australia AUD 19,048 6.1% 19,661 6.5%   Europe EUR 15,924 5.1% 14,885 4.9%   Rest of World Various 25,080 8.0%   23,291 7.7%   Total Revenues, before reimbursements $ 312,032 100.0% $ 301,654 100.0%                   Q1 2025 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Item Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) March 31, 2025 December 31, March 31, 2024 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 323,339 $ 313,073 Reimbursements (11,307) (11,419) Revenues Before Reimbursements 312,032 301,654 Costs of Services Provided, Before Reimbursements Total Costs of Services 233,200 225,808 Reimbursements (11,307) (11,419) Costs of Services Provided, Before Reimbursements $ 221,893 $ 214,389 Q1 2025 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, 2025 December 31, March 31,2024 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 5,476 $ 4,479 International Operations 3,456 1,690 Broadspire 12,203 12,804 Platform Solutions 2,927 1,115 Unallocated corporate and shared costs, net (6,218) (8,007) Consolidated Operating Earnings 17,844 12,081 (Deduct) Add: Net corporate interest expense (3,944) (3,596) Stock option expense (184) (167) Amortization expense (1,800) (1,868) Non-service pension costs (2,333) (2,473) Contingent earnout adjustments (363) (151) Income tax provision (2,480) (1,047) Net (income) loss attributable to noncontrolling interests (56) 58 Net Income Attributable to Shareholders of Crawford & Company $ 6,684 $ 2,837 Q1 2025 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, March 31, 2025 December 31, March 31, 2024 December 31, Unaudited ($ in thousands) 2019 2018 Net Income Attributable to Shareholders of Crawford & Company $ 6,684 $ 2,837 Add: Depreciation and amortization 9,647 9,299 Stock-based compensation 1,390 1,218 Net corporate interest expense 3,944 3,596 Non-service pension costs 2,333 2,473 Contingent earnout adjustments 363 151 Income tax provision 2,480 1,047 Adjusted EBITDA $ 26,841 $ 20,621 Q1 2025 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) March 31, 2025 December 31, December 31, 2024 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 41,248 $ 17,750 Current installments of finance leases and other obligations 47 72 Long-term debt and finance leases, less current installments 205,274 200,315 Total debt 246,569 218,137 Less: Cash and cash equivalents 57,367 55,412 Net debt $ 189,202 $ 162,725 Q1 2025 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended Unaudited ($ in thousands) March 31, 2025 December 31, 2019 March 31, 2024 December 31, 2018 North America Loss Adjusting $ 15,827 $ 14,512 International Operations 18,921 15,981 Broadspire 24,499 24,305 Platform Solutions 7,818 7,231 Segment gross profit 67,065 62,029 Segment indirect costs: North America Loss Adjusting (10,351) (10,033) International Operations (15,465) (14,291) Broadspire (12,296) (11,501) Platform Solutions (4,891) (6,116) Unallocated corporate and shared costs, net (6,218) (8,007) Consolidated operating earnings 17,844 12,081 Net corporate interest expense (3,944) (3,596) Stock option expense (184) (167) Amortization expense (1,800) (1,868) Non-service pension costs (2,333) (2,473) Contingent earnout adjustments (363) (151) Income tax provision (2,480) (1,047) Net (income) loss attributable to noncontrolling interests (56) 58 Net income attributable to shareholders of Crawford & Company $ 6,684 $ 2,837 Q1 2025 FINANCIAL RESULTS

Reconciliation of First Quarter Non-GAAP Results Three Months Ended March 31, 2025 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 9,220 $ 6,684 $ 0.13 $ 0.13 Adjustments: Amortization of intangible assets 1,800 1,489 0.03 0.03 Non-service-related pension costs 2,333 1,803 0.04 0.04 Contingent earnout adjustments 363 363 0.01 0.01 Non-GAAP Adjusted $ 13,716 $ 10,339 $ 0.21 $ 0.21 Three Months Ended March 31, 2024 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 3,826 $ 2,837 $ 0.06 $ 0.06 Adjustments: Amortization of intangible assets 1,868 1,575 0.03 0.03 Non-service-related pension costs 2,473 1,929 0.04 0.04 Contingent earnout adjustments 151 151 - - Non-GAAP Adjusted $ 8,318 $ 6,492 $ 0.13 $ 0.13 Q1 2025 FINANCIAL RESULTS